UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  August 13, 2012

JAKKS PACIFIC, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-28104	95-4527222
(Commission File Number)	(IRS Employer Identification No.)

22619 Pacific Coast Highway, Malibu, California	90265
(Address of Principal Executive Offices)	(Zip Code)

(310) 456-7799
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

As previously reported, on June 15, 2012, JAKKS Pacific, Inc. (the "Company" or "JAKKS") received a letter from Oaktree Capital Management, L.P. ("Oaktree") terminating discussions between Oaktree and the Company with respect to a proposed confidentiality and standstill agreement (the "Proposed Agreement"). On August 13, 2012, the Company received a revised draft of the Proposed Agreement from Oaktree, along with a letter from Oaktree's financial advisor indicating that Oaktree had sold all of its shares in the Company and that Oaktree was making a final effort to resolve an impasse in the negotiation of the Proposed Agreement.

About JAKKS Pacific, Inc.

JAKKS Pacific, Inc. (NASDAQ: JAKK) is a leading designer and marketer of toys and consumer products with a wide range of products that feature popular brands and children's toy licenses. JAKKS’ diverse portfolio includes Action Figures, Electronics, Dolls, Dress-Up, Role Play, Halloween Costumes, Kids Furniture, Vehicles, Plush, Art Activity Kits, Seasonal Products, Infant/Pre-School, Construction Toys, Ride-On Vehicles, Wagons, Inflatable Environments and Tents, Impulse Toys and Pet Products sold under various proprietary brands including JAKKS Pacific®, Creative Designs International™, Road Champs®, Funnoodle®, JAKKS Pets™, Plug It In & Play TV Games™, Kids Only!™, Tollytots®, Disguise®, Moose Mountain® and Maui Toys®. JAKKS is also the creator of the underlying Monsuno™ property and toy line. JAKKS is an award-winning licensee of several hundred nationally and internationally known trademarks including Nickelodeon®, Warner Bros.®, Ultimate Fighting Championship®, Hello Kitty®, Graco®, Cabbage Patch Kids® and Pokémon®. www.jakks.com

This Current Report on Form 8-K may contain forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995) that are based on current expectations, estimates and projections about JAKKS' business based partly on assumptions made by its management. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such statements due to numerous factors, including, but not limited to, those described above, changes in demand for JAKKS' products, product mix, the timing of customer orders and deliveries, the impact of competitive products and pricing, and difficulties with integrating acquired businesses. The forward-looking statements contained herein speak only as of the date on which they are made, and JAKKS undertakes no obligation to update any of them to reflect events or circumstances after the date of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAKKS PACIFIC, INC.

Date:	August 23, 2012	By:	/s/ JOEL M. BENNETT
			Name:	Joel M. Bennett
			Title:	CFO